MID PENN BANCORP INC.

Annual Meeting of Shareholders May 6, 2014

ROBERT C. GRUBIC
CHAIRMAN OF THE BOARD

MID PENN BANCORP INC.

Special Cautionary Notice Regarding Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Mid Penn Bancorp, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Mid Penn Bancorp, Inc.'s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Such factors include the possibility that anticipated cost savings may not be realized, estimated synergies may not occur, increased demand or prices for Mid Penn Bancorp, Inc.'s financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of Mid Penn Bancorp, Inc.'s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inability to achieve merger-related synergies; interest rate movements; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. When we use words such as "believes", expects", "anticipates", or similar expressions, we are making forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are also advised to review the risk factors that may affect operating results in documents filed by Mid Penn Bancorp, Inc. with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q, the Annual Report on Form 10-K, and other required filings. Mid Penn Bancorp, Inc. assumes no duty to update the forward-looking statements made in this presentation.

RORY G. RITRIEVI
PRESIDENT AND CEO

MID PENN BANCORP INC.

MID PENN BANCORP INC.

Executive Leadership Team

- Kevin W. Laudenslager, Chief Operating Officer
- Edward P. Williams, Chief Financial Officer
- Scott W. Micklewright, Chief Lending Officer
- Justin T. Webb, Chief Credit Officer
- Kelly K. Neiderer, Chief Retail Officer
- Roberta A. Hoffman, Director of Human Resources
- Margaret E. Steinour, Loan Operations Manager
- Kimberly Arthur-Tressler, Director of Trust Services
- John Paul Livingston, Information Systems Director
- Chris C. Nelms, Information Technology Director
- Amy M. Barnett, Compliance Officer
- Becky M. Bacher, BSA/Security Officer
- Cindy L. Wetzel, Corporate Secretary

MID PENN BANCORP INC.

Current Profile



Northumberland
DALMATIA
Schuylkill
TOWER CITY
LYKENS
209
MILLERSBURG
ELIZABETHVILLE
147
225
Perry
322
OPS CENTER
11
15
Lebanon
Dauphin
DAUPHIN
81
ALLENTOWN BLVD
FRONT ST
MARKET SQUARE PLAZA
MECHANICSBURG
DERRY ST (2)
76
STEELTON
CAMP HILL
283
MIDDLETOWN
Cumberland
83

- 58th largest Pennsylvania bank by deposit size out of 235
- Ranked 177th most profitable community bank for 2013 by *American Banker* Magazine
- $713 million in assets
- 14 branches in Dauphin, Cumberland, Schuylkill & Northumberland Counties
- 193 employees
- $52 million market capitalization

OVERVIEW OF 2013

MID PENN BANK

Mid Penn Bancorp Operating Performance 2013 vs. 2012

(In 000's)

	2013	2012	$ Difference	%
Net Income	$ 4,616	$ 4,437	$ 179	4%
INCOME SOURCES				
Net Interest Income	$ 23,926	$ 23,241	$ 685	3%
Noninterest Income	$ 3,290	$ 3,683	$ (393)	(11%)
TOTAL INCOME SOURCES	$ 27,216	$ 26,924	$ 292	1%

Mid Penn Bancorp Operating Performance 2013 vs. 2012

(In 000's)

	2013	2012	$ Difference	%
EXPENSE ITEMS				
Provision for Loan Loss	$ 1,685	$ 1,036	$ 649	63%
FDIC Premium	$ 486	$ 1,034	$ (548)	(53%)
Noninterest Expenses (Net of FDIC Premium)	$ 18,905	$ 18,659	$ 246	1%
TOTAL EXPENSE ITEMS	$ 21,076	$ 20,729	$ 347	2%

LOANS

MID PENN BANK

Loans Outstanding


$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
(Dollars in Thousands)
480,385
467,735
482,717
484,220
546,462
Average Annual Increase: 5%
2009
2010
2011
2012
2013


Loan Mix
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
(Dollars in Thousands)
2009
2010
2011
2012
2013
Commercial RE
Residential RE
Commercial & Industrial
Consumer

DEPOSITS



Total Deposits
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
(Dollars in Thousands)
500,015
554,982
634,055
625,461
608,130
Average Annual Increase: 8%
2009
2010
2011
2012
2013



Deposit Mix
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
(Dollars in Thousands)
2009
2010
2011
2012
2013
DDA
Money Market
Time
Savings

MARGIN



Yield on Loans vs. Cost of Funds
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.91%
5.88%
5.98%
5.70%
5.24%
(0.67% Decrease from 2009)
3.10%
4.38%
2.81%
2.08%
1.68%
1.20%
0.86%
(1.95% Decrease from 2009)
2009
2010
2011
2012
2013
Yield on Loans
Total Cost of Funds

Net Interest Margin



3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.42%
3.47%
3.52%
3.63%
3.80%
2009
2010
2011
2012
2013

ASSET QUALITY

Non-Performing Assets



(Dollars in Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
15,904
20,147
13,302
13,100
12,675
2009
2010
2011
2012
2013

Provision for Loan Loss


$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
(Dollars in Thousands)
9,520
2,635
1,205
1,036
1,685
2009
2010
2011
2012
2013
5 Year Total: $16,081
5 Year Average: $3,216

NONINTEREST INCOME

MID PENN BANK



Total Noninterest Income
$4,000
$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
(Dollars in Thousands)
3,656
3,414
2,996
3,683
3,290
2009
2010
2011
2012
2013


Net NSF
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(Dollars in Thousands)
1,295
984
558
444
449
2009
2010
2011
2012
2013



Merchant Services Income
(Dollars in Thousands)
$350
$300
$250
$200
$150
$100
$50
$0
88
141
165
256
330
Average Annual Increase: 69%
2009
2010
2011
2012
2013


Mortgage Banking Income
(Dollars in Thousands)
$800
$700
$600
$500
$400
$300
$200
$100
$0
124
423
390
675
348
2009
2010
2011
2012
2013

Income from Trust and Wealth Management


$700
$600
$500
$400
$300
$200
$100
$0
(Dollars in Thousands)
416
431
539
575
492
2009
2010
2011
2012
2013

NONINTEREST EXPENSES

Total Noninterest Expense



$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
(Dollars in Thousands)
16,671
17,121
18,048
19,693
19,391
2009
2010
2011
2012
2013


Compensation Expense
(Dollars in Thousands)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
6,749
7,278
7,901
8,712
9,028
Average Annual Increase: 8%
2009
2010
2011
2012
2013


Medical Benefits Expense
$1,200
$1,000
$800
$600
$400
$200
$0
(Dollars in Thousands)
673
735
864
1,048
984
Average Annual Increase: 12%
2009
2010
2011
2012
2013


FDIC Insurance
5 Year Total: $4,637
5 Year Average: $927
(Dollars in Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1,163
897
1,057
1,034
486
2009
2010
2011
2012
2013



Loan Workout Expenses
$800
$700
$600
$500
$400
$300
$200
$100
$0
(Dollars in Thousnds)
297
700
440
718
202
2009
2010
2011
2012
2013
5 Year Total: $2,357
5 Year Average: $471

STOCK PERFORMANCE

MID PENN BANK

MID PENN BANCORP

Stock Performance



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
2008
2009
2010
2011
2012
2013
1.85
1.01
0.71
0.62
0.85
1.07
$20.97
$10.29
$7.50
$7.54
$11.25
$14.35
Price Per Share Year End
Price/Tangible Book Value

QUESTIONS AND ANSWERS

MID PENN BANK